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                                                                     Exhibit 4.2

*************                                                      *************
   NUMBER                                                              SHARES
-------------                                                      -------------
DP
*************                                                      *************


                            DOV PHARMACEUTICAL, INC.
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
--------------------------------------------------------------------------------
                                  COMMON STOCK             CUSIP   259858  10  8

THIS CERTIFIES THAT:


                                    SPECIMEN


IS THE OWNER OF

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   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $0.0001 PAR VALUE
                                     EACH OF
     ------------------------                       -----------------------
-----------------------------DOV PHARMACEUTICAL, INC.---------------------------
     ------------------------                       -----------------------
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                 COUNTERSIGNED:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
---------------------                                            JERSEY CITY, NJ
DATED:                                              TRANSFER AGENT AND REGISTRAR
---------------------

             [DOV PHARMACEUTICAL, INC. CORPORATE SEAL 2000 DELAWARE]

                                                 BY:
                                                              AUTHORIZED OFFICER

/s/ Arnold I. Lippa                              /s/ Bernard Beer
-----------------------------                    -------------------------------
         SECRETARY                                         PRESIDENT

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     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF
THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM - AS TENANTS IN COMMON            UNIF GIFT MIN ACT -          CUSTODIAN
TEN ENT - AS TENANTS BY THE ENTIRETIES                       ----------         ----------
JT TEN - AS JOINT TENANTS WITH RIGHT OF                        (Cust)             (Minor)
         SURVIVORSHIP AND NOT AS TENANTS                     UNDER UNIFORM GIFTS TO MINORS
         IN COMMON                                                 ACT
                                                                       -------------
                                                                          (STATE)


    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

   FOR VALUE RECEIVED, ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
 --------------------------------------
|                                       |
 --------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES
OF THE STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED _______________________


                                          ______________________________________
                                          NOTICE: THE SIGNATURE TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATSOEVER








THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
--------------------------------------------------------------------------------
THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
================================================================================

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
STOCK MARKET INFORMATION
www.stockinformation.com        COLUMBIA FINANCIAL PRINTING CO., P.O. BOX 219, BETHPAGE, NY 11714
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